UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2019

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.

Submission of Matters to a Vote of Security Holders

The following matters were voted upon at the 2019 annual meeting of shareholders held on May 15, 2019:

(1)

Proposal to elect the 10 individuals nomincated by the Board of Directors to serve as directors for a one year term and until their successors are duly elected and qualified.

The results of the voting on this proposals were as follows:

				Broker
	For	Against	Abstain	Non-votes
Peter Boneparth	123,968,314	3,331,545	103,723	13,455,241
Steven A. Burd	121,263,834	6,035,061	104,687	13,455,241
H. Charles Floyd	122,469,508	4,826,469	107,605	13,455,241
Michelle Gass	125,000,911	2,309,066	93,605	13,455,241
Jonas Prising	124,324,953	2,974,446	104,183	13,455,241
John E. Schlifske	125,504,922	1,790,352	108,308	13,455,241
Adrianne Shapira	125,522,685	1,785,959	94,938	13,455,241
Frank V. Sica	114,516,301	9,706,790	3,180,491	13,455,241
Stephanie A. Streeter	123,846,523	3,460,501	96,558	13,455,241
Stephen E. Watson	120,065,996	7,232,533	105,053	13,455,241

(2)

Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2020.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
132,454,027	8,230,515	174,281	0

(3)

Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
111,944,087	15,194,309	265,186	13,455,241

(4)

A shareholder proposal on political disclosure.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
63,087,087	63,552,463	764,032	13,455,241

(5)

A shareholder proposal on vendor policy regarding oversight on animal welfare.

The results of the voting on this proposal are as follows:

For	Against	Abstain	Broker Non-Votes
8,622,454	117,191,100	1,550,028	13,455,241

Item 8.01

Other Events

On May 15, 2019, the Company issued a press release announcing events which took place in connection with the 2019 Annual Meeting.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated May 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 15, 2019

KOHL’S CORPORATION

By:

/s/ Jason J. Kelroy

Jason J. Kelroy

Executive Vice President,

General Counsel and Secretary